For Current Income

   Limited-Term
Government Fund



(photo of illustration for Current Income brochure)


service and guidance

professional management

goals

       1999
Semi-Annual
     Report


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London
professional management

professional management

(Various photos demonstrating service,
guidance, professional management and goals)


More Than 70 Years
of investment experience has taught us
that disciplined strategies and prudent risk management are a sound approach to any market environment.

goals

goals

Whatever Your Goals,
the years ahead will be shaped by choices you make today. Delaware offers many options that can be an appropriate part of a sound investment plan.

service and guidance

service and guidance

Delaware Believes That The Guidance
of a professional financial adviser is vital to your long-term success. We are committed to providing you and your adviser with the highest quality information and service.

July 6, 1999                                                      for current
                                                                     income
                                                                        1



Dear Shareholder:

Economic activity in the United

States continues to move along ahead of consensus expectations. This robust economic growth invigorated the stock market during the winter and spring. In addition, a healthy U.S. economy helped support global economic recovery, especially in emerging markets regions.

     An improving global outlook reduced demand for U.S. government debt over the last six months, pushing U.S. bond prices lower and yields higher. Long-term U.S. Treasury yields increased from 5.09% on December 31, 1998 to 5.96% on June 30, 1999. Last October, the 30-year Treasury bond had a yield as low as 4.7% (source: Bloomberg). This presented a challenge to many investors seeking to strike a balance between income and capital appreciation.

     The main short-term rate controlled by the Federal Reserve Board, the Federal funds target rate for overnight loans between banks, had been 4.75 percent for six months. On June 30, however, the Federal Reserve raised this rate a quarter of a percentage point to 5.00 percent at a meeting of the Federal Open Market Committee. The Treasury market improved as a result and posted solid gains into the first week of July as long-term yields dipped back under 6.00 percent. U.S. equity indexes hit new records even after the Fed raised interest rates for the first time since March 1997.

     Limited-Term Government Fund provided a total return of -0.15% (for A Class shares with distributions reinvested at net asset value) for the six months ended June 30, 1999. Although this was a negative return, your Fund faired better than its peer group, the Lipper Short-Intermediate Government Fund Average.



An improving global outlook reduced demand for U.S. government debt over the last six months, reducing U.S. bond prices and pushing yields higher.

CUMULATIVE RETURNS
------------------------------------------------------------------------------
                                                          Six Months Ended
                                                            June 30, 1999
------------------------------------------------------------------------------
Limited-Term Government Fund A Class                           -0.15%
------------------------------------------------------------------------------
Merrill Lynch U.S. Treasury Three Year Index                   -0.11%
Merrill Lynch One-to-Three Year Government Bond Index          +1.17%
Lipper Short-Intermediate Government Fund Average (100 funds)  -0.39%
------------------------------------------------------------------------------

Performance is calculated at net asset value without effect of sales charges and assumes reinvestment of distributions. For U.S. Treasury securities, interest and principal repayment at maturity for U.S. Treasury securities are guaranteed by the U.S. government, unlike mutual fund dividends and share values which are not guaranteed. The Merrill Lynch U.S. Treasury Three Year Index is an index of U.S. Treasury bonds with three year maturities. The Merrill Lynch One-to-Three Year Government Bond Index is an index of government bonds with one-to-three year maturities. The Lipper Short-Intermediate Government Fund Average is an index of 100 limited-term government mutual funds. Complete Fund performance for all classes can be found on page 6. Past performance does not guarantee future results.

for current
  income
    2

     As of June 30, 1999, your Fund's 30-day current yield measured by the Securities and Exchange Commission's (SEC) guidelines was 5.13% (For A Class shares).
     Over the last six months, the overwhelming majority of your Fund's assets were invested in non-Treasury securities. Of this group, 55.1% was invested in mortgage-backed securities and collateralized mortgage obligations. These securities performed well throughout the last six months. Higher yields on bonds translated into a slight decrease in mortgage prepayment activity. This helped increase the value of many mortgage bonds we held during the six months ended June 30, 1999.
     Though bonds may remain in the shadow of stocks as long as economic growth continues in 1999, we still believe they have a role in well-balanced portfolios. We feel that for investors who seek both current income and some preservation of principal, Limited-Term Government Fund offers an attractive balance between the two.
     On the pages that follow, Paul Grillo and Stephen Cianci, your Fund's portfolio managers, explain Limited-Term Government Fund's positioning during the period and provide an outlook for the rest of 1999. Thank you for your continued confidence in Delaware Investments.


Sincerely,

/S/  Wayne A. Stork
--------------------------------------
Wayne A. Stork
Chairman, Delaware Investments
Family of Funds

/S/   David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds
                                                                     for current
                                                                        income
                                                                           3

Portfolio Manager's Review

Paul Grillo
Stephen Cianci
Portfolio Managers
Delaware Management Co.


Mortgage Backed Securities
and CMOs Helped Strike
A Balance

Three Federal Reserve interest rate cuts provided the key economic backdrop for the fourth quarter of 1998 and the first quarter of 1999. In order to maximize Limited-Term Government Fund's income stream in a lower rate environment, we invested 56.1% of your Fund's net assets in mortgage-backed securities and collateralized mortgage obligations (CMOs). These securities delivered better income than Treasury securities during the last six months.
     Complementing the mortgage-backed holdings in your Fund's portfolio were U.S. Treasury bonds, which represented 25.2% of the portfolio. This combination allowed us to strike a balance between income and safety of principal. In addition, the average credit quality of your Fund's holdings continues to be the highest available.
     Mortgage-backed securities generally yield more than Treasuries of comparable maturity. However, when interest rates fall, mortgage-backed securities carry the risk that homeowners will refinance their mortgages, requiring bondholders like the Fund to reinvest principal at current rates. During this time period we believed the yield of mortgage-backed securities more than compensated investors for any prepayment risks
     We increased your Fund's investment in collateralized mortgage obligations
(CMOs) significantly from December 31, 1998. This past December, CMOs represented only 13.0% of the portfolio. As of June 30, 1999, they grew to 18.7% of the Fund's total holdings. CMOs are mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. CMOs are usually backed by government-guaranteed mortgages or other top grade mortgages.



PORTFOLIO HIGHLIGHTS AND ASSET ALLOCATION
---------------------------------------------------------------------------
As of June 30, 1999
Mortgage-Backed Securities                        37.4%
Cash                                               1.5%
Corporate Bonds                                    9.2%
Asset-Backed Securities                            8.0%
U.S. Treasuries                                   25.2%
Collateralized Mortgage Obligations               18.7%






                                              June 30,         December 31,
                                                1999              1998
---------------------------------------------------------------------------
Average Effective Duration                   2.6 years          2.4 years
Average Effective Maturity                   5.0 years          3.8 years
Average Quality                               AAA                 AAA
Thirty-Day Current SEC Yield*                 5.13%              5.00%

*For A Class shares measured according to the Securities and Exchange Commission guidelines. For B Class, C Class and the Institutional Class shares, the 30-day SEC current yields as of April 30, 1999 were 4.42%, 4.42% and 5.43%, respectively.

for current
  income
    4

   We slightly increased your Fund's allocation to U.S. Treasuries from 24.1% on December 31, 1998 to 25.2% as of June 30, 1999. These securities retreated significantly during the last six months, and then subsequently rebounded. Improved global economic conditions in late 1998 decreased demand for U.S. government securities and their inherent high credit quality. We took note of this decline early on and began reducing our position in U.S Treasuries steadily over the first three months of 1999, and have added back to it since then as more of a value investment.

Your Fund's Investment Strategy
In managing your Fund's sensitivity to interest rate changes, our goal is to provide a degree of stability for the share price, without giving up income potential. To do so, we keep the Fund's duration within a range of two to three years. We consider 2 1/2 years to be the neutral point when we anticipate neither a significant rise nor a significant decline in interest rates.
   Duration measures a bond's sensitivity to interest rates, which indicates the approximate percentage of change in a bond or bond fund's price given a 1% change in interest rates.
   For the six months ending June 30, 1999, your Fund's duration stood at 2.6 years. This positioning, slightly longer than our mid-point, reflects our conservative outlook for the first six months of the year. The bond market may have to absorb some very strong reports on the U.S. economy and with the stock market still going strong as of this writing, we think the bond market may be a bit weak.

   We plan to continue to focus on mortgage-backed securities, including collateralized mortgage obligations. We will apply quantitative analysis to help us identify mortgage-backed securities that:
o Offer high income potential
o Are less likely to be prepaid
o Are not well-followed by other
  investment professionals
   We think bonds with this combination of characteristics will be effective investments for the portfolio, offering both income and relative safety.
   Your Fund invests primarily in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or government-sponsored enterprises. However, the Fund is also allowed to invest up to 20% of its assets in non-government securities, such as high-quality corporate bonds, asset-backed securities, certificates of deposit and commercial paper, among others.
   The last six months, we invested significantly in non-government securities, very close to the Fund's 20% limit. Our most significant weighting in non-government securities was high-quality corporate bonds, 9.2% of assets. These bonds looked especially attractive to us in December, because they suffered from last year's liquidity crisis, and in our view offered exceptional yields and values. They continued to look attractive throughout the first half of fiscal 1999.
   Asset-backed securities represented 8.0% of the Fund. These securities represent loans that are pooled by credit providers such as banks, who then pass principal and income along to investors such as your Fund. Given the strong economic scenario in the U.S., we believe asset-backed securities will continue to perform well for us.

                                                                     for current
                                                                        income
                                                                          5
Outlook
For the remainder of fiscal 1999, we see strong economic growth. The U.S. seems to be the engine of growth for the entire world at this time. For the U.S., strong forward momentum is likely to result in solid growth (about 3%) this year. We don't think this will create an inflationary environment if labor productivity can maintain respectable gains.
   We also don't foresee any stampede into fixed income securities as long as the stock market continues to perform well. That means we have little expectation that increased demand will push bond prices higher. We believe a bond's income will be the key driver of return in the rest of 1999, just as it has historically been over longer term periods. Considering the contribution of income to bond returns, a continued low inflation environment bodes well for fixed income investors.
   We plan to maintain our conservative stance in the second half of fiscal 1999. We may extend our average duration later in the year, but only if we begin to see slower economic growth.
   We do anticipate one market condition that could raise Treasury prices as we near the third and fourth quarters of 1999: Year 2000 concerns may create an increasing appetite for bonds of higher credit quality. Regardless, we foresee the 30-year Treasury bond staying in a relatively narrow 5.75% to 6.25% yield range for the remainder of the year.
   The taxable fixed income arena endured a great deal of turbulence throughout 1998. We expect 1999 to be less exciting, based on two key factors:
o Although U.S. economic growth has continued, it appears to us that weaker growth outside U.S. borders has offset it, preventing our economy from overheating.
o Immediately following the Russian crisis, virtually all taxable fixed-income markets suffered. In contrast, the response to the subsequent difficulties in South America was much more subdued (Source: Salomon Smith Barney).
  We think investors are reacting more judiciously to situations in foreign countries.
   We believe the Federal Reserve's 0.25 percent rate increase on June 30 represented fine-tuning, rather than a fundamental change in policy.
   Limited-Term Government Fund is a potentially safe harbor during times of market volatility. Your Fund is designed to pay higher income than short-term securities with less risk to principal than longer term, fixed income investments. In addition, your Fund strives to offer its shareholders a relatively steady level of current income, making it an attractive choice for investors who look for income from their investments to help meet certain expenses.
   We intend to keep a watchful eye on changes in consumer and producer prices to gauge their potential effects on markets, monetary policy and your Fund's performance for the remainder of the year.

for current
  income
    6

Performance Summary

Limited-Term Government Fund Performance
--------------------------------------------------------------------------------
Average Annual Returns Through June 30, 1999

                                                              Lifetime    Ten Years  Five Years   One Year
----------------------------------------------------------------------------------------------------------
A Class (Est. 11/24/85)
   Excluding Sales Charge                                      +6.31%      +6.02%       +5.09%      +4.75%
   Including Sales Charge                                      +6.09%      +5.72%       +4.51%      +1.89%
----------------------------------------------------------------------------------------------------------
B Class (Est. 5/2/94)
   Excluding Sales Charge                                      +3.92%                   +4.21%      +3.86%
   Including Sales Charge                                      +3.92%                   +4.21%      +1.89%
----------------------------------------------------------------------------------------------------------
C Class (Est. 11/28/95)
   Excluding Sales Charge                                      +3.92%                               +3.86%
   Including Sales Charge                                      +3.92%                               +2.87%


All performance includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than their original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either the investment was not redeemed or that contingent sales charges did not apply.

A Class shares have a 2.75% maximum sales charge and a 12b-1 fee.
B Class shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 2% if redeemed before the end of the third year.
C Class shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

Limited-Term Government Fund's Institutional Class is available without sales or asset-based distribution charges only to certain eligible institutional accounts. As of June 30, 1999, the average annual total returns for the lifetime, 10-year, five-year and one-year periods and cumulative six-month return were +6.44%, +6.17%, +5.25%, 4.90% and -0.07% respectively.

                                                            for current income 7

Financial Statements
Delaware Group Limited-Term Government Funds, Inc. -
Limited-Term Government Fund
Statement of Net Assets
June 30, 1999 (Unaudited)
-----------------------------------------------------------------------------
                                                       Principal       Market
                                                          Amount        Value
                                                      -----------------------
AGENCY MORTGAGE-BACK SECURITIES - 26.17%
Federal Home Loan Mortgage Corporation
   6.00% 11/1/26 .................................    $ 2,363,008 $ 2,249,288
   7.00% 4/1/29  .................................      2,471,714   2,449,314
   8.00% 5/1/05 to 7/1/11 ........................      5,937,520   6,088,840
   8.50% 12/1/08 to 11/1/10 ......................      1,775,244   1,858,489
   8.75% 5/1/10 ..................................        672,608     719,481
   9.00% 6/1/09 to 1/1/24 ........................      3,813,287   4,034,964
   9.50% 11/1/05 to 2/15/20 ......................      4,417,393   4,645,579
   11.00% 9/1/10 to 11/1/15 ......................        389,227     431,247
   11.50% 3/1/01 to 3/1/16........................      3,015,801   3,408,754
Federal National Mortgage Association
   6.00% 5/1/11 to 11/1/13 .......................     10,682,358  10,353,533
   7.00% 2/1/26 to 5/1/29 ........................     17,461,100  17,312,456
   7.50% 12/1/27 .................................        632,928     640,840
   8.00% 7/1/02 to 1/1/23 ........................      1,100,153   1,129,828
   8.50% 8/1/07 to 2/1/29 ........................     13,614,471  14,288,511
   9.00% 8/1/04 to 4/1/16 ........................      1,866,361   1,984,493
   9.25% 7/1/08 to 8/1/16 to 3/1/20 ..............      1,436,009   1,536,457
   10.00% 1/1/19 .................................        423,286     457,281
   11.00% 12/25/03 to 8/1/20 .....................      7,229,562   7,949,730
   12.50% 2/1/11..................................        100,174     114,918
   13.00% 7/1/15 .................................        163,030     190,389
                                                                   ----------
Total Agency Mortgaged-Backed Securities
   (cost $81,496,542) ............................                 81,844,392
                                                                   ----------

ASSET BACKED SECURITIES - 7.95%
AFC Home Equity Loan Trust series 1992-5 A
   7.20% 2/15/08 ................................       1,423,986   1,428,828
EQCC 1999-4 A3F 5.915% 11/20/24 .................       5,000,000   4,908,025
EQCC 1996-4 A6 6.88% 7/15/14 ....................       3,500,000   3,517,500
MetLife Capital Equipment Loan Trust
   6.85% 5/20/08 ................................       4,088,000   4,123,157
Peco 1999-A A4 5.80% 3/1/07 .....................       5,000,000   4,828,125
Standard Credit Card Trust Series 1995-1
   8.25% 1/7/07 .................................       5,622,000   6,082,965
                                                                   ----------
Total Asset Backed Securities
   (cost $25,304,870) ...........................                  24,888,600
                                                                   ----------

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - 18.72%
Advanta Home Equity Loan Trust 1992-4 A1
   7.20% 11/25/08 ...............................         405,837     407,866
Federal Home Loan Mortgage Corporation
   Series 2113 QD 6.00%2/15/23 ..................       8,467,000   8,270,923
   Series 2115 PC 6.00% 5/15/11 .................      10,000,000   9,779,422
   Series 2121 MD 6.00% 2/1/29 ..................       6,500,000   6,346,207
   Series 69 F 9.00% 12/15/05 ...................         873,709     902,035
   Series 1068 Class GA 9.00% 6/15/21 ...........       8,663,941   9,110,211

-----------------------------------------------------------------------------
                                                       Principal       Market
                                                          Amount        Value
                                                      -----------------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) (Continued)
Federal National Mortgage Association
   7.50% 2/25/06 ................................    $  8,375,000 $ 8,567,800
Government National Mortgage Association
   1998-9 B 6.85% 12/20/25 ......................       5,356,721   5,231,730
   1999-23 6.50% 7/20/29 ........................      10,000,000   9,832,031
Investor GNMA Mortgage-Backed Securities
   Trust Series 84-F5 10.875% 10/25/13 ..........          84,323      92,814
                                                                   ----------
Total Collateralized Mortgage Obligations
   (cost $60,075,295) ...........................                  58,541,039
                                                                   ----------

CORPORATE BONDS - 9.21%
Bear Stearns 6.15% 3/2/04 .......................       3,400,000   3,327,750
Credit Foncier de France 8.00% 1/14/02 ..........       5,230,000   5,393,435
Daimler-Benz North 7.375% 9/15/06 ...............       6,700,000   6,926,125
General Electric Capital 8.85% 3/1/07............       3,000,000   3,386,250
Heller Financial 6.00% 3/19/04 ..................       1,500,000   1,462,500
Northwest Natural Gas 9.75% 7/1/15...............       3,200,000   3,440,000
United Health Care 144A 6.60% 12/1/03............       5,000,000   4,862,500
                                                                   ----------
Total Corporate Bonds
   (cost $29,567,933) ...........................                  28,798,560
                                                                   ----------

GOVERNMENT NATIONAL MORTGAGE
   ASSOCIATION OBLIGATIONS - 11.28%
GNMA
   7.625% 2/15/22 ...............................       1,794,109   1,901,195
   8.00% 11/15/16 to 5/15/17 ....................       7,510,555   7,812,709
   9.00% 4/15/16 to 9/15/17 .....................      12,136,054  13,022,183
   9.50% 6/15/16 to 11/15/17.....................         904,678     985,404
   11.00% 10/15/00 to 5/15/20 ...................       2,133,863   2,391,514
   11.50% 7/15/15 ...............................          38,983      44,088
GNMA GPM 11.50% 4/15/10 .........................         118,017     133,618
GNMA II
   9.50% 11/20/20 to 10/20/21 ...................       2,363,742   2,541,228
   9.75% 11/20/16 ...............................         260,665     282,089
   10.00% 1/20/20 to 11/20/20 ...................       1,243,461   1,372,470
   10.50% 11/15/15 to 6/20/20 ...................         374,468     407,583
   11.00% 12/15/09 to 1/15/18....................       1,113,202   1,251,047
   11.50% 12/20/17 to 10/20/18 ..................         189,816     210,281
   12.00% 10/15/10 to 5/20/16 ...................       1,727,107   1,979,054
   12.25% 9/15/13 to 1/15/14 ....................         194,556     223,615
   12.50% 12/15/10 to 1/20/14 ...................         579,288     667,359
   13.75% 9/15/14 ...............................          49,242      57,060
                                                                   ----------
Total Government National Mortgage
   Association Obligations (cost $34,750,916)....                  35,282,497
                                                                   ----------

8 for current income

-----------------------------------------------------------------------------
                                                       Principal    Market
                                                         Amount      Value
                                                      -----------------------
U.S. TREASURY OBLIGATIONS - 25.18%
US Treasury Note
   4.25% 11/15/03 ...............................     $ 4,500,000 $ 4,238,715
   4.50% 1/31/01 ................................       4,190,000   4,130,854
   5.25% 5/15/04 ................................      30,500,000  30,009,963
   6.125% 12/31/01...............................       7,400,000   7,482,506
   7.50% 11/15/01 ...............................      12,200,000  12,698,873
 *10.75% 8/15/05 ................................      16,275,000  20,186,280
                                                                  -----------
Total U.S. Treasury Obligations
   (cost $80,510,080) ...........................                  78,747,191
                                                                  -----------

REPURCHASE AGREEMENTS - 15.26%
With Chase Manhattan 4.65% 7/1/99
   (dated 6/30/99, collateralized by $8,281,000
   U.S. Treasury Notes 5.375% due 2/15/01,
   market value $8,406,451 and $4,140,000
   U.S. Treasury Notes 6.375% due 9/30/01,
   market value $4,255,079 and $3,548,000
   U.S. Treasury Notes 6.125% due 12/31/01,
   market value $3,572,621) .....................      15,833,000  15,833,000
With J.P. Morgan Securities 4.70% 7/1/99
   (dated 6/30/99, collateralized by $4,572,000
   U.S. Treasury Notes 6.375% due
   8/15/02, market value $4,744,400 and
   $4,140,000 U.S. Treasury Notes 6.25% due
   8/31/02, market value $4,268,125, and
   $2,863,000 U.S. Treasury Bills 5.75%
   due 11/30/02, market value $2,864,309 and
   $4,140,000 U.S. Treaury Notes 5.50%
   due 1/31/03, market value $4,181,598) ........      15,735,000  15,735,000
With PaineWebber 4.80% 7/1/99
   (dated 6/30/99, collateralized by $3,908,000
   U.S. Treasury Notes 7.125% due 2/29/00,
   market value $4,045,516 and $4,140,000
   U.S. Treasury Notes 5.625% due 11/30/00,
   market value $4,158,084 and $8,281,000
   U.S. Treasury Bills 5.75% due 11/30/02,
   market value $8,283,376) .....................      16,147,000  16,147,000
                                                                  -----------
Total Repurchase Agreements
   (cost $47,715,000) ...........................                  47,715,000
                                                                  -----------

TOTAL MARKET VALUE OF SECURITIES
   (COST $359,420,636) - 113.77% .............................   $355,817,279
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS - (13.77%)**  ............................    (43,079,121)
                                                                 ------------
NET ASSETS APPLICABLE TO 37,088,217 SHARES
   ($0.001 PAR VALUE) OUTSTANDING - 100.00% ..................   $312,738,158
                                                                 ============
NET ASSET VALUE - LIMITED-TERM GOVERNMENT FUND A CLASS
   ($286,990,240 / 34,034,678) ...............................          $8.43
                                                                        =====
NET ASSET VALUE - LIMITED-TERM GOVERNMENT FUND B CLASS
   ($14,248,610 / 1,689,793) .................................          $8.43
                                                                        =====
NET ASSET VALUE - LIMITED-TERM GOVERNMENT FUND C CLASS
   ($6,830,606 / 810,068)  ...................................          $8.43
                                                                        =====
NET ASSET VALUE - LIMITED-TERM GOVERNMENT FUND
   INSTITUTIONAL CLASS ($4,668,702 / 553,678).................          $8.43
                                                                        =====

COMPONENTS OF NET ASSETS AT JUNE 30, 1999:
Common stock, ($0.001 par value), 2,000,000,000 shares
   authorized to the Limited-Term Government Fund with
   950,000,000 shares allocated to the Limited-Term Government
   Fund A Class, 200,000,000 shares allocated to the
   Limited-Term Government Fund B Class, 50,000,000
   shares allocated to the Limited-Term Government Fund C Class,
   200,000,000 shares allocated to the Limited-Term Government
   Institutional Class .......................................    $459,131,848
Undistributed net investment income ..........................          28,530
Accumulated net realized loss on investments .................    (142,670,675)
Net unrealized depreciation of investments and options .......      (3,751,545)
                                                                  ------------
Total net assets .............................................    $312,738,158
                                                                  ============

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   LIMITED-TERM GOVERNMENT FUND A CLASS
Net asset value (A) ..........................................           $8.43
Sales Charge (2.75% of offering price or 2.85% of amount
   invested per share) (B) ...................................            0.24
                                                                         -----
Offering price  ..............................................           $8.67
                                                                         =====

------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the Current Prospectus for purchases of $100,000 or more.

-----------------
GPM - Graduate Payment Mortgage
 *Principal amount of $5,000,000 pledged as collateral for futures.
**Of this amount, $30,544,273 represents payables for securities purchased at
  June 30,1999.
                             See accompanying notes
                                                            for current income 9

Delaware Group
Limited-Term Government Funds, Inc. -
Limited-Term Government Fund
Statement of Operations
Six Months Ended June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                            $12,101,703

EXPENSES:
Management fees  .....................................   $856,925
Dividend disbursing
   and transfer agent fees and expenses ..............    421,742
Distribution expense .................................    325,270
Accounting and administration ........................     81,904
Reports and statements to shareholders ...............     36,953
Registration fees ....................................     22,514
Taxes (other than taxes on income)....................     16,461
Professional fees ....................................     14,288
Directors' fees ......................................      5,140
Other ................................................     14,895     1,796,092
                                                         --------
Less expenses paid indirectly ........................                   (7,967)
Total expenses .......................................                1,788,125
                                                                    -----------
NET INVESTMENT INCOME ................................              $10,313,578
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized loss on investments .....................               (2,511,151)
Net realized gain on futures contracts
   and written options ...............................                  319,853
                                                                    -----------
Net realized loss on investments .....................               (2,191,298)
Net change in unrealized appreciation/depreciation
   of investments and written options ................               (8,381,384)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS ....................................              (10,572,682)
                                                                    -----------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .........................                ($259,104)
                                                                    ===========

                             See accompanying notes

Delaware Group
Limited-Term Government Funds, Inc. -
Limited-Term Government Fund
Statements of Changes in Net Assets
-------------------------------------------------------------------------------

                                                   Six Months Ended     Year
                                                        6/30/99        Ended
                                                      (Unaudited)     12/31/98
                                                   -----------------------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income .............................  $ 10,313,578   $22,987,243
Net realized loss (gain) on investments ...........    (2,191,298)    3,061,740
Net change in unrealized appreciation/depreciation
   of investments and written options .............    (8,381,384)       16,068
                                                     ------------  ------------
Net decrease (increase) in net assets resulting
   from operations ................................      (259,104)   26,065,051
                                                     ------------  ------------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
   A Class  .......................................    (9,168,296)  (20,661,739)
   B Class ........................................      (364,910)     (679,520)
   C Class ........................................      (155,813)     (163,243)
   Institutional Class ............................      (644,844)   (1,443,922)
                                                     ------------  ------------
                                                      (10,333,863)  (22,948,424)
                                                     ------------  ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ........................................    79,019,610   169,666,637
   B Class ........................................     4,206,220     6,046,049
   C Class ........................................     6,610,626     4,674,211
   Institutional Class ............................     4,186,948     4,602,819
Net asset value of shares issued upon reinvestment
   of dividends from net investment income
   A Class ........................................     6,319,865    13,943,162
   B Class ........................................       254,956       463,336
   C Class.........................................       138,648       143,161
   Institutional Class ............................       649,255     1,424,128
                                                     ------------  ------------
                                                      101,386,128   200,963,503
                                                     ------------  ------------
Cost of shares repurchased:
   A Class ........................................  (106,368,602) (224,067,177)
   B Class ........................................    (3,677,958)   (4,880,946)
   C Class ........................................    (4,655,175)   (3,536,067)
   Institutional Class ............................   (20,715,266)  (17,913,940)
                                                     ------------  ------------
                                                     (135,417,001) (250,398,130)
                                                     ------------  ------------
Decrease in net assets derived from
   capital share transactions......................   (34,030,873)  (49,434,627)
                                                     ------------  ------------
NET DECREASE IN NET ASSETS  .......................   (44,623,840)  (46,318,000)

NET ASSETS:
Beginning of period  ..............................   357,361,998   403,679,998
                                                     ------------  ------------
End of period  ....................................  $312,738,158  $357,361,998
                                                     ============  ============
                             See accompanying notes

10 for current income

Delaware Group Limited-Term Government Funds, Inc. -
Limited-Term Government Fund
Financial Highlights
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    Limited-Term Government Fund A Class
                                                  ------------------------------------------------------------------------
                                                  Six Months Ended                     Year Ended December 31,
                                                     6/30/99(1)    1998        1997         1996        1995        1994
                                                    (Unaudited)
Net asset value, beginning of period .............     $8.700     $8.620       $8.770      $9.050       $8.990      $9.840

Income (loss) from investment operations:
   Net investment income  ........................      0.258      0.540        0.601       0.600        0.699       0.667
   Net realized and unrealized gain (loss)
     from investments, futures contracts
     and written options .........................     (0.270)     0.079       (0.150)     (0.280)       0.060      (0.850)
                                                       ------     ------       ------      ------       ------      ------
   Total from investment operations  .............     (0.012)     0.619        0.451       0.320        0.759      (0.183)
                                                       ------     ------       ------      ------       ------      ------

Less dividends:
   Dividends from net investment income ..........     (0.258)    (0.539)      (0.601)     (0.600)      (0.699)     (0.667)
                                                       ------     ------       ------      ------       ------      ------
   Total dividends ...............................     (0.258)    (0.539)      (0.601)     (0.600)      (0.699)     (0.667)
                                                       ------     ------       ------      ------       ------      ------

Net asset value, end of period ...................     $8.430     $8.700       $8.620      $8.770       $9.050      $8.990
                                                       ======     ======       ======      ======       ======      ======

Total return(2) ..................................     (0.15%)     7.46%        5.23%       3.69%        8.71%      (1.88%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted)........   $286,990   $317,329     $355,079    $464,649     $653,451    $789,525
   Ratio of expenses to average net assets .......      1.00%      1.01%        0.98%       0.93%        0.96%       0.91%
   Ratio of net investment income
     to average net assets........................      6.05%      6.32%        6.85%       6.80%        7.71%       7.10%
   Portfolio turnover ............................       216%        69%          79%         83%          73%        148%

---------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
for current income 11

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Limited-Term Government Fund B Class
                                                  -------------------------------------------------------------------------
                                                                                                                  Period
                                                  Six Months Ended           Year Ended December 31,           5/2/94(2) to
                                                     6/30/99(1)   1998         1997         1996        1995     12/31/94
                                                    (Unaudited)
Net asset value, beginning of period ............     $8.700     $8.620       $8.770      $9.050       $8.990      $9.430

Income (loss) from investment operations:
   Net investment income ........................      0.222      0.467        0.522       0.524        0.622       0.399
   Net realized and unrealized gain (loss)
     from investments, futures contracts
     and written options ........................     (0.270)     0.079       (0.150)     (0.280)       0.060      (0.440)
                                                      ------     ------       ------      ------       ------      ------
   Total from investment operations .............     (0.048)     0.546        0.372       0.244        0.682      (0.041)
                                                      ------     ------       ------      ------       ------      ------

Less dividends:
   Dividends from net investment income .........     (0.222)    (0.466)      (0.522)     (0.524)      (0.622)     (0.399)
                                                      ------     ------       ------      ------       ------      ------
   Total dividends ..............................     (0.222)    (0.466)      (0.522)     (0.524)      (0.622)     (0.399)
                                                      ------     ------       ------      ------       ------      ------

Net asset value, end of period  .................     $8.430     $8.700       $8.620      $8.770       $9.050      $8.990
                                                      ======     ======       ======      ======       ======      ======

Total return(3) .................................     (0.57%)      6.55%       4.35%       2.81%        7.80%      (0.44%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted).......    $14,249    $13,900      $12,119     $12,959      $12,313      $6,282
   Ratio of expenses to average net assets ......      1.85%      1.86%        1.83%       1.78%        1.81%       1.76%
   Ratio of net investment income
     to average net assets ......................      5.20%      5.47%        5.98%       5.91%        6.86%       6.25%
   Portfolio turnover ...........................       216%        69%          79%         83%          73%        148%

------------------
(1) Ratios have been annualized and total return has not been annualized.

(2) Date of initial public offering; ratios have been annualized but total return has not been annualized.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

12 for current income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        Limited-Term Government Fund C Class
                                                           ---------------------------------------------------------------
                                                                                                                Period
                                                           Six Months Ended     Year Ended December 31,      11/28/95(2) to
                                                              6/30/99(1)    1998        1997         1996       12/31/95
                                                             (Unaudited)
Net asset value, beginning of period ..................        $8.700      $8.620       $8.770      $9.050       $9.010

Income (loss) from investment operations:
   Net investment income ..............................         0.220       0.467        0.524       0.524        0.051
   Net realized and unrealized gain (loss)
     from investments, futures contracts
     and written options ..............................        (0.269)      0.079       (0.152)     (0.280)       0.040
                                                               ------      ------       ------      ------       ------
   Total from investment operations  ..................        (0.049)      0.546        0.372       0.244        0.091
                                                               ------      ------       ------      ------       ------
Less dividends:
   Dividends from net investment income ...............        (0.221)     (0.466)      (0.522)     (0.524)      (0.051)
                                                               ------      ------       ------      ------       ------
   Total dividends ....................................        (0.221)     (0.466)      (0.522)     (0.524)      (0.051)
                                                               ------      ------       ------      ------       ------
Net asset value, end of period  .......................        $8.430      $8.700       $8.620      $8.770       $9.050
                                                               ======      ======       ======      ======       ======
Total return(3) .......................................        (0.58%)      6.56%        4.34%       2.81%           (2)

Ratios and supplemental data:
   Net assets, end of period (000 omitted).............        $6,831      $4,932       $3,580      $3,090          $33
   Ratio of expenses to average net assets ............         1.85%       1.86%        1.83%       1.78%           (2)
   Ratio of net investment income
     to average net assets ............................         5.20%       5.47%        5.98%       5.78%           (2)
   Portfolio turnover .................................          216%         69%          79%         83%           (2)

--------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering; the ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and return for the relatively short period are not meaningful.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                                           for current income 13

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                           Limited-Term Government Fund Institutional Class
                                                ---------------------------------------------------------------------------
                                                Six Months Ended                 Year Ended December 31,
                                                    6/30/99(1)    1998         1997        1996        1995         1994
                                                   (Unaudited)
Net asset value, beginning of period ...........     $8.700      $8.620       $8.770      $9.050       $8.990      $9.840

Income (loss) from investment operations:
   Net investment income .......................      0.269       0.553        0.605       0.613        0.712       0.681
   Net realized and unrealized gain (loss)
     from investments, futures contracts
     and written options .......................     (0.274)      0.079       (0.150)     (0.280)       0.060      (0.850)
                                                     ------     -------      -------     -------      -------     -------
   Total from investment operations ............     (0.005)      0.632        0.455       0.333        0.772      (0.169)
                                                     ------     -------      -------     -------      -------     -------

Less dividends:
   Dividends from net investment income  .......     (0.265)     (0.552)      (0.605)     (0.613)      (0.712)     (0.681)
                                                     ------     -------      -------     -------      -------     -------
   Total dividends .............................     (0.265)     (0.552)      (0.605)     (0.613)      (0.712)     (0.681)
                                                     ------     -------      -------     -------      -------     -------

Net asset value, end of period .................     $8.430      $8.700       $8.620      $8.770       $9.050      $8.990
                                                     ======     =======      =======     =======      =======     =======

Total return ...................................     (0.07%)      7.62%        5.39%       3.84%        8.87%      (1.74%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .....     $4,669     $21,201      $32,902     $30,349      $37,460     $37,328
   Ratio of expenses to average net assets .....      0.85%       0.86%        0.83%       0.78%        0.81%       0.76%
   Ratio of net investment income
     to average net assets .....................      6.20%       6.47%        6.98%       6.92%        7.86%       7.25%
   Portfolio turnover ..........................       216%         69%          79%         83%          73%        148%

----------
(1) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

14 for current income

Delaware Group Limited-Term Government Funds, Inc. -
Limited-Term Government Fund
Notes to Financial Statements
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Limited-Term Government Funds, Inc. - Limited-Term Government Fund (the "Fund"), is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland corporation. The Fund offers four classes of shares. The Limited-Term Government Fund A Class carries a front-end sales charge of 2.75%. The Limited-Term Government Fund B Class carries a back-end deferred sales charge, Limited-Term Government Fund C Class carries a level load deferred sales charge and Limited-Term Government Fund Institutional Class has no sales charge. The investment objective of the Fund is to seek a high, stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts are accredited to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly. Capital gain dividends, if any, are declared and paid annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $7,967 for the period ended June 30, 1999. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. For the period ended June 30, 1999, there were no earnings credits. The expenses paid under the above arrangements are included in their respective expense captions on the statement of operations with the corresponding expense offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, ("DMC"), the Investment Manager of the Fund, an annual fee based on its net assets. The management fees rates changed effective April 1, 1999. The new management fee rate for Limited-Term Government Fund is 0.50% on the first $500 million of net assets, 0.475% on the next $500 million, 0.45% on the next $1,500 million and 0.425% in excess of $1,500 million. The old management fee rate for Limited-Term Government was 0.50% of the net assets of the Fund less the fees paid to the unaffiliated directors. At June 30, 1999, the Fund had a liability for investment management fees and other expenses payable to DMC of $128,160.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. At June 30, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $7,647.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.15% of the average daily net assets of A Class and 1.00% of the average daily net assets of the B and C Classes. No distribution expenses are paid by the Institutional Class.

For the six months ended June 30, 1999, DDLP earned $9,527 for commissions on sales of the Fund's A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the six months ended June 30, 1999, the Fund made purchases of $213,579,630 and sales of $284,775,694 of investment securities other than U.S. government securities and temporary cash investments. During the six months ended June 30, 1999, the Fund made purchases of $152,447,143 and sales $122,721,213 of long term U.S. government securities.

At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $359,420,636.

At June 30, 1999, unrealized depreciation for federal income tax purposes aggregate $3,751,545 of which $1,457,880 related to unrealized appreciation of securities and written options and $5,209,425 related to unrealized depreciation of securities.

                                                           for current income 15

--------------------------------------------------------------------------------

For federal income tax purposes, the Fund had accumulated capital losses of $140,470,509 at December 31, 1998, which may be carried forward and applied against future capital gains. The capital loss carry forward expire as follows:
2002 - $85,612,370, 2003 - $29,779,768, 2004 - $16,636,244 and 2005 -
$9,442,127.

During the six months ended June 30, 1999, the Fund entered into futures and options contracts in accordance with its investment objectives. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect correlation between the futures contracts and the underlying securities and from the possibility of an illiquid secondary market for these instruments.

When the Fund writes an option, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the six months ended June 30, 1999, were as follows:

                                                           Number of   Premiums
                                                           Contracts     Ended
                                                          ----------   --------
Options outstanding at December 31, 1998 .............      1,350       464,569
Options written ......................................          0             0
Options terminated in closing purchase transaction ...     (1,350)     (464,569)
Options expired ......................................          0             0
Options exercised ....................................          0             0
                                                           ------      --------
Options written outstanding at June 30, 1999 .........          0             0
                                                           ------      --------

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                       Six Months       Year
                                                          Ended         Ended
                                                         6/30/99      12/31/98
                                                       (Unaudited)
                                                       -----------   ----------
Shares sold:
   A Class ...........................................  9,220,870    19,823,010
   B Class ...........................................    491,054       707,452
   C Class ...........................................    770,293       547,427
   Institutional Class ...............................    490,810       537,313

Shares issued upon reinvestment of dividends from
   net investment income:
   A Class ...........................................    735,936     1,626,617
   B Class ...........................................     29,696        54,062
   C Class ...........................................     16,167        16,695
   Institutional Class ...............................     75,631       166,140
                                                      -----------   -----------
                                                       11,830,457    23,478,716
                                                      -----------   -----------
Shares repurchased:
   A Class ...........................................(12,408,294)  (26,163,018)
   B Class ...........................................   (429,171)     (569,491)
   C Class ...........................................   (543,499)     (412,395)
   Institutional Class ............................... (2,450,392)   (2,083,368)
                                                      -----------   -----------
                                                      (15,831,356)  (29,228,272)
                                                      -----------   -----------
Net decrease ......................................... (4,000,899)   (5,749,556)
                                                      ===========   ===========

5. Market and Credit Risk
The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture. The Fund invests in private-backed CMOs only if they are 100% collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets and a rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories. The Fund will, from time to time, invest in higher risk interest only CMOs. At June 30, 1999, the Fund had no holdings in interest-only CMOs.

16 for current income

Proxy Results
(Unaudited)
--------------------------------------------------------------------------------

For the six months ended June 30, 1999, The Delaware Group Limited-Term Government Funds, Inc. shareholders voted on the following proposals at the annual meeting of shareholders on March 17, 1999 or as adjourned. The description of each proposal and number of shares voted are as follows:

1. To elect the Delaware Group Limited-Term Government Funds, Inc. Board of Directors.

                                                        Shares      Shares Voted
                                                         Voted        Withheld
                                                          For         Authority
                                                       ----------   ------------
   Jeffrey J. Nick ................................    25,975,400     2,829,583
   Walter P. Babich ...............................    25,995,932     2,809,051
   John H. Durham  ................................    26,018,208     2,786,775
   Anthony D. Knerr ...............................    26,023,483     2,781,500
   Ann R. Leven  ..................................    26,017,383     2,787,600
   Thomas F. Madison ..............................    26,032,585     2,772,398
   Charles E. Peck ................................    26,027,639     2,777,344
   Wayne A. Stork .................................    26,010,513     2,794,470
   Jan L. Yeomans .................................    26,019,065     2,785,918

2. To approve the redesignation of the Fund's Investment objective from fundamental to non-fundamental.

                         For        Against       Abstain
                     ----------    ---------     ---------
                     21,831,146    1,170,153     2,084,944

3. To approve standardized fundamental investment restrictions for the Delaware Group Limited-Term Government Fund (proposal involves separate votes on seven sub-proposals 3A-3G).

3A. To adopt a new fundamental investment restriction concerning concentration of the investments in the same industry.

                         For        Against       Abstain
                     ----------    ---------     ---------
                     22,321,795     772,922      1,991,526

3B. To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.

                         For        Against       Abstain
                     ----------    ---------     ---------
                     21,749,973    1,347,550     1,988,719

3C. To adopt a new fundamental investment restriction concerning underwriting.

                         For        Against       Abstain
                     ----------    ---------     ---------
                     22,225,245     867,454      1,996,544

3D. To adopt a new fundamental investment restriction concerning investments in real estate.

                         For        Against       Abstain
                     ----------    ---------     ---------
                     22,168,831     936,590      1,980,822

3E. To adopt a new fundamental investment restriction concerning investments in commodities.

                         For        Against       Abstain
                     ----------    ---------     ---------
                     22,172,705     940,494      1,973,044

3F. To adopt a new fundamental investment restriction concerning lending by the Fund.

                         For        Against       Abstain
                     ----------    ---------     ---------
                     22,161,162     902,898      2,022,183

3G. To reclassify all current fundamental investment restrictions as non-fundamental.

                         For        Against       Abstain
                     ----------    ---------     ---------
                     21,843,675    1,142,747     2,099,820

4. To approve a new investment management agreement with Delaware Management Company for the Delaware Group Limited-Term Government Fund, Inc.

                         For        Against       Abstain
                     ----------    ---------     ---------
                     22,135,987     940,731      2,009,525

5. To ratify the selection of Ernst & Young LLP, as the independent auditors for Delaware Group Limited-Term Government Funds, Inc.

                         For        Against       Abstain
                     ----------    ---------     ---------
                     24,594,833     734,006      3,476,143

6. To approve the restructuring of the Delaware Group Limited-Term Government Funds, Inc. from a Maryland Corporation into a Delaware Business Trust.

                         For        Against       Abstain
                     ----------    ---------     ---------
                     22,450,692     738,039      1,897,512

Year 2000 (Unaudited)
Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if computer systems used by the Investment Manager and other service providers do not properly process and calculate date-related information and data on and after January 1, 2000. The Fund is taking steps to obtain satisfactory assurances that the Investment Manager and other major service providers are taking steps reasonably designed to address the Year 2000 issue with respect to the computer systems that such service providers use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

DELAWARE INVESTMENTS FAMILY OF FUNDS

FOR GROWTH OF CAPITAL
Aggressive Growth Fund
Trend Fund
DelCap Fund
Small Cap Value Fund
U.S. Growth Fund
Growth Stock Fund
Tax-Efficient Equity Fund
Social Awareness Fund

FOR TOTAL RETURN
Blue Chip Fund
Devon Fund
Decatur Equity Incom Fund
Growth and Income Fund
REIT Fund
Delaware Balanced Fund


FOR INTERNATIONAL DIVERSIFICATION
Emerging Markets Fund
New Pacific Fund
Overseas Equity Fund
International Equity Fund
Global Equity Fund
Global Bond Fund


FOR CURRENT INCOME
Delchester Fund
High-Yield Opportunities Fund
Extended Duration Bond Fund
Strategic Income Fund
Corporate Bond Fund
American Government Bond Fund
U.S. Government Securities Fund
Limited-Term Government Fund

FOR TAX-EXEMPT INCOME
National High Yield Municipal Bond Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
State Tax-Free Funds*


MONEY MARKET FUNDS
Delaware Cash Reserve
Tax-Free Money Fund


ASSET ALLOCATION FUNDS
   Foundation Funds
   Growth Portfolio
   Balanced Portfolio
   Income Portfolio

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Utah, Washington, Wisconsin. Insured and intermediate bond funds are available in selected states.

funds

(PHOTO OF COMPUTER KEYBOARD)


Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF LIMITED TERM GOVERNMENT FUND SHAREHOLDERS, BUT IT MAY BE USED with prospective investors when preceded or accompanied by a current Prospectus for Limited-Term Government Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------
INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682


(PHOTO OF GLOBES)



For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

SA-022 [6/99] PP8/99
(2018)